SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


This Second Amendment to Loan and Security Agreement ("Amendment") is dated February 22, 1996 and entered into by and among HELLER FINANCIAL, INC. ("Lender"), and PERMA-FIX ENVIRONMENTAL SERVICES, INC. ("Parent") and all those direct and indirect subsidiaries of Parent whose names are inscribed on the signature pages of the Agreement as defined below ("Borrowers").

     WHEREAS, Lender, Parent and Borrowers have entered into a Loan and Security Agreement (the "Agreement") dated January 27, 1995;
and

     WHEREAS, Parent has advised Lender of its intention to issue up to 2,500 shares of Series 2, Class B Preferred Stock; and

     WHEREAS, Parent has requested Lender amend the Agreement as it relates to said Second Offering; and

     WHEREAS, Parent has requested Lender amend the Agreement as it relates to the issuance of common stock upon conversion of the Shares and the Second Offering Shares; and

     WHEREAS, Lender has agreed to said amendments to the Agreement;

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


ARTICLE I. DEFINITIONS

     Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. The definition of "Offering" contained in the First Amendment to the Loan and Security Agreement dated February 9, 1986 shall be deleted and a new definition inserted therefor. In addition, the following definitions shall be added, in proper alphabetical order, to Subsection 1.1 of the Agreement, entitled "Certain Defined Terms":

  "Offering" shall mean that certain Offshore Securities
  Subscription Agreement dated February 9, 1996, which when executed by the parties thereto, will transfer all or a part of the Shares.

  "Resolution" shall mean that certain Resolution of the Board of Directors of Parent Fixing the Number and Designating the
  Rights, Privileges, Restrictions and Conditions Attaching to the Series I, Class A Preference Shares, adopted February 2, 1996, authorizing the Shares.

  "Second Offering" shall mean that certain Offshore Securities
  Subscription Agreement dated February 22, 1996, which when executed by the parties thereto, will transfer all or a part of the Second Offering Shares.

  "Second Offering Shares" shall mean up to 2,500 shares of Series 2, Class B Preferred Stock of Parent.

  "Shares" shall mean 1,100 shares of Series I, Class A Preference Shares of Parent authorized pursuant to the Resolution.

  "Unanimous Consent" shall mean that certain Unanimous Written
  Consent to the Actions of The Board of Directors of Parent, adopted February 22, 1996, authorizing the Second Offering
  Shares.

                        ARTICLE II.  AMENDMENTS

  Section 2.01.  Amendment to Subsection 7.5 "Restricted Junior
Payments". Subsection 7.5 shall be, and the same is hereby amended by deleting the word "and" immediately preceding clause (b) and inserting at the end of clause (b) the following:

  "and (c) Parent may pay a dividend to each holder of Second
  Offering Shares in an amount not to exceed $12.50 per share per quarter during the period said Second Offering Shares shall be issued and outstanding."

  Section 2.02.  Amendment to Subsection 7.6 "Restriction on
Fundamental Changes". Subsection 7.6(e) shall be, and the same is hereby amended by deleting the remainder of said subsection following the words ", provided however," and substituting therefor the following:

  ", provided however, Parent may issue (i) the Shares pursuant to the Offering, (ii) the Second Offering Shares, (iii) shares of common stock upon conversion of the Shares and (iv) shares of common stock upon conversion of the Second Offering Shares.

ARTICLE III.  MISCELLANEOUS

  Section 3.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Lender): (a) there shall have occurred no material adverse change in the business, operations, financial conditions, profits or prospects, or in the Collateral or the Borrower; (b) Borrower shall have executed and delivered such other documents and instruments as Lender may require; (c) Borrower shall have paid Lender a fee in the amount of $500.00 as and for the issuance of this Amendment; and (d) all corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

  Section 3.02 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, are ratified and confirmed and shall continue in full force and effect. Nothing contained herein shall be con-strued as the consent of Lender to any other matters prohibited under the Agreement, specifically including Lender's consent to Parent's redemption of (a) Shares pursuant to Part 4 of the Resolution and (b) Second Offering Shares pursuant to Part 4 of the Unanimous Consent.

  Section 3.03 Corporate Action The execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower.

  Section 3.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

  Section 3.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns;

  Section 3.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                           Lender:

                           HELLER FINANCIAL, INC., a Delaware
                           corporation

                           By: /s/ Nancy Stafford
                               ________________________________

                           Title: AVP
                                 _____________________________

                           Parent:

                           PERMA-FIX ENVIRONMENTAL
                           SERVICES, INC., a Delaware corporation

                           By: /s/ Louis F. Centofanti
                                  ______________________________
                                Name: Louis F. Centofanti
                                     _________________________
                              Title: CEO
                                     _________________________

                           Attest: /s/ Richard T. Kelecy
                                     ___________________________
                                 Name: Richard T. Kelecy
                                      ______________________
                                 Title: CFO
                                       ______________________

                           Borrowers:

                           INDUSTRIAL WASTE MANAGEMENT,
                           INC., a Missouri corporation

                           By: /s/ Louis F. Centofanti
                                  ______________________________
                              Name: Louis F. Centofanti
                                    __________________________
                              Title: CEO
                                     __________________________

                           Attest: /s/ Richard T. Kelecy
                                  ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                       _______________________

                           PERMA-FIX, INC., an Oklahoma
                           corporation

                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                   __________________________
                              Title: CEO
                                    __________________________

                           Attest: /s/ Richard T. Kelecy
                                  ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                       _______________________


                           PERMA-FIX OF DAYTON, INC.,
                           an Ohio corporation

                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                  __________________________
                              Title: CEO
                                   __________________________

                           Attest: /s/ Richard T. Kelecy
                                  ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                      _______________________


                           PERMA-FIX OF FLORIDA, INC.,
                           a Florida corporation


                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                   __________________________
                              Title: CEO
                                   __________________________

                           Attest: /s/ Richard T. Kelecy
                                  ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                       _______________________

                           PERMA-FIX OF FORT LAUDERDALE,
                           INC., a Florida corporation


                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                  __________________________
                              Title: CEO
                                  __________________________

                          Attest: /s/ Richard T. Kelecy
                                 ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                      _______________________


                           PERMA-FIX OF MEMPHIS, INC.,
                           a Tennessee corporation


                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                  __________________________
                              Title: CEO
                                  __________________________

                           Attest: /s/ Richard T. Kelecy
                                 ____________________________
                                 Name: Richard T. Kelecy
                                     ________________________
                                 Title: CFO
                                      _______________________

                           PERMA-FIX OF NEW MEXICO, INC.,
                           a New Mexico corporation

                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                   __________________________
                              Title: CEO
                                   __________________________

                           Attest: /s/ Richard T. Kelecy
                                 ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO

                           PERMA-FIX TREATMENT SERVICES,
                           INC., an Oklahoma corporation


                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                   __________________________
                              Title: CEO
                                   __________________________

                           Attest: /s/ Richard T. Kelecy
                                  ____________________________
                                  Name: Richard T. Kelecy
                                        ________________________
                                  Title: CFO
                                        _______________________

                           SCHREIBER, GRANA & YONLEY,
                           INC., a Missouri corporation


                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                   __________________________
                              Title: CEO
                                   __________________________

                           Attest: /s/ Richard T. Kelecy
                                  ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                       _______________________


                           MINTECH, INC., an Oklahoma
                           corporation


                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                  __________________________
                              Title: CEO
                                   __________________________

                           Attest: /s/ Richard T. Kelecy
                                  ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                       _______________________

                           RECLAMATION SYSTEMS, INC., an
                           Oklahoma corporation


                           By: /s/ Louis F. Centofanti
                              ______________________________
                              Name: Louis F. Centofanti
                                   __________________________
                              Title: CEO
                                   __________________________

                           Attest: /s/ Richard T. Kelecy
                                 ____________________________
                                 Name: Richard T. Kelecy
                                      ________________________
                                 Title: CFO
                                       _______________________